EXHIBIT 3.1

DEAN HELLER Secretary of State 206 North Carson Street Carson City, Nevada 89701-4299 (775) 684-5708 Website: secretary of state.biz
Articles of Incorporation (PURSUANT TO NRS 78)	FILED # C1760-04 JAN 27 2004 IN THE OFFICE OF s/Dean Heller DEAN HELLER, SECRETARY OF STATE

Important: Read attached instructions before completing form.	ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of	UCC SERVICES GROUP_________________________________________________________________
Corporation:

NEVADA FIRST HOLDINGS, INC.__________________________________________________________
2. Resident Agent	Name
Name and Street
Address:	1117 DESERT LANE__________	LAS VEGAS___	Nevada	89109___
(must be a Nevada address	Street Address	City		Zip Code
where process may be
served)	_________________________________	________________	______________	________
	Optional Mailing Address	City	State	Zip Code

3. Shares:
(number of shares	Number of shares		Number of shares
corporation is	with par value 75,000_____	Par value: $1_____	without par value 0________
authorized to issue)

4. Names &	1. NILI NEU____________________________________________________________________________
Addresses	Name
of Board of
Directors/Trustees:	1117 DESERT LANE #1141_________	LAS VEGAS______	NV____	89102____
(attach additional page	Street Address	City	State	Zip Code
there is more than 3
directors/trustees)	2. ________________________________________________________________________________________
Name

	_______________________________	_________________	_______	_________
	Street Address	City	State	Zip Code

3. ________________________________________________________________________________________

	_______________________________	_________________	_______	_________
	Street Address	City	State	Zip Code

5. Purpose:	The purpose of this Corporation shall be:
(optional-see instructions)	ALL LEGAL ACTIVITIES_____________________________________________________________________

6. Names, Address
and Signature of	NEVADA FIRST HOLDINGS, INC._____	s/______________________________________
Incorporator:
(attach additional pages	1117 DESERT LANE____________	LAS VEGAS__	NV__	89102_
there is more than 1	Address	City	State	Zip Code
incorporator)

7. Certificate of	I hereby accept appointment as Resident Agent for the above named corporation.
Acceptance of
Appointment of	s/_______________________________________	01/27/04
Resident Agent:	Authorized signature of R.A. On Behalf of R.A. Company	Date

This form must be accompanied by appropriate fees.

Nevada Secretary of State Form 78 ARTICLES 2003

Revised on 06/29/03